UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): November 9, 2004


                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


         Delaware                      333-44586               58-3565680
         --------                      ---------               -----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)


       1818 North Farwell Avenue, Milwaukee, WI                   53202
       ----------------------------------------                   -----
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                           Copy of correspondence to:

                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by Thomas Equipment, Inc. (the "Company"), on November 15, 2004. The only portion of such Form 8-K being amended is to include the filing of financial statements required to be filed hereunder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

      Financial Statements of Thomas Equipment Limited as at June 30, 2004 and 2003, and for the three year period ended June 30, 2004.

      Unaudited Financial Statements of Thomas Equipment Limited as at September 30, 2004 and 2003, and for the three-month periods ended September 30, 2004 and 2003.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
4.1 Security and Purchase Agreement, dated as of November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas Equipment, Inc. and Thomas Ventures, Inc.

4.2 Security Agreement, dated as of November 9, 2004, between Laurus Master Fund, Ltd. and Thomas Equipment 2004, Inc.

4.3 General Security Agreement, dated as of November 9, 2004, by Thomas Equipment 2004, Inc., in favor of Laurus Master Fund, Ltd.

4.4 Guarantee, dated as of November 9, 2004, by Thomas Equipment 2004, Inc., in favor of Laurus Master Fund, Ltd.

4.5 Intellectual Property Security Agreement, dated as of November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas Equipment, Inc. and Thomas Ventures, Inc.

4.6 Secured Revolving Note issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.7 Secured Convertible Minimum Borrowing Note issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.8 Secured Convertible Term Note issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.9 Common Stock Purchase Warrant issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.10        Option issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.11 Registration Rights Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment, Inc.

4.12 Stock Pledge Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment, Inc.

4.13 Stock Pledge Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment 2004, Inc.

4.14 Shareholders' Agreement, dated as of October 1, 2004, by and among Thomas Equipment, Inc., Thomas Equipment 2004, Inc. and McCain Food Limited

10.1 Plan and Agreement of Reorganization, by and among Thomas Equipment, Inc., Thomas Ventures, Inc. and its shareholders, and Thomas Equipment 2004, Inc. and its shareholders, dated as of October 11, 2004 (previously filed as exhibit to Form 8-K, filed on October 12, 2004 and incorporated herein by reference).

10.2 Agreement of Purchase and Sale of Assets, dated as of October 1, 2004, by and among Thomas Equipment 2004, Inc. and Thomas Equipment Ltd.

10.3 Lease between Thomas Equipment Ltd., Thomas Equipment, Inc. and Thomas Equipment 2004, for Presque Isle, Maine property, dated as of October 1, 2004

10.4 Lease between Thomas Equipment Ltd., Thomas Equipment, Inc. and Thomas Equipment 2004, for New Brunswick properties, dated as of October 1, 2004

10.5 Employment Agreement between Thomas Equipment, Inc., Thomas Equipment 2004, Inc. and Clifford Rhee, effective as of October 1, 2004.

16.1        Letter from Kingery & Crouse, P.A., dated December 9, 2004.

99.1        Press Release of Thomas Equipment, Inc., dated November 9, 2004.

  All such exhibits were filed with Form 8-K filed on November 15, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THOMAS EQUIPMENT, INC.


Date:  January 18, 2005                              /s/ CLIFFORD RHEE
                                                     -----------------
                                                     Clifford Rhee,
                                                     President

           Thomas Equipment Limited

           Consolidated Financial Statements
           June 30, 2004
           (in thousands of Canadian dollars)

[LOGO] PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------
                                                PricewaterhouseCoopers LLP
                                                Chartered Accountants
                                                300 Brunswick House
                                                44 Chipman Hill, PO Box 789
                                                Saint John, New Brunswick
                                                Canada E2L 4B9
                                                Telephone +1 (506) 632 1810
                                                Facsimile
January 7, 2005

Auditors' Report

To the Shareholder of
Thomas Equipment Limited

We have audited the consolidated balance sheets of Thomas Equipment Limited as at June 30, 2004 and 2003 and the consolidated statements of loss, shareholder's deficiency, and cash flows for each of the years in the three-year period ended June 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2004 and 2003 and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2004 in accordance with Canadian generally accepted accounting principles.


/s/ PricewaterhouseCoopers LLP

Chartered Accountants


Comments by auditor for U.S. Readers on Canada - U.S. reporting difference

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Corporation's ability to continue as a going concern, such as those described in note 2 to the consolidated financial statements. Our report to the shareholder dated January 7, 2005 is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.


/s/ PricewaterhouseCoopers LLP

Chartered Accountants

PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and the other member firms of PricewaterhouseCoopers International Limited, each of which is a separate and independent legal entity.January 7, 2005

Thomas Equipment Limited
Consolidated Balance Sheet
As at June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares)

Going concern (note 2)

                                                                                           2004       2003
                                                                                              $          $
Assets

Current assets
Cash                                                                                      1,097        107
Accounts receivable, net of allowance for doubtful accounts of $2,260 (2003 - $1,196)    14,690     22,873
Financing receivables (note 5)                                                            3,977        465
Inventories (note 4)                                                                     27,017     25,652
Income taxes recoverable                                                                     44         45
Due from affiliated companies (note 13)                                                     215        297
Prepaid expenses                                                                            581        332
Deferred unrealized loss on foreign exchange contracts (note 20)                            348         --
Foreign exchange contracts (note 20)                                                        228      2,189
                                                                                        ------------------

                                                                                         48,197     51,960

Financing receivables (note 5)                                                            5,253      2,108

Property, plant and equipment (note 6)                                                   14,411     13,920

Other assets (note 7)                                                                     1,714      2,008
                                                                                        ------------------

                                                                                         69,575     69,996
                                                                                        ==================

Liabilities

Current liabilities
Bank advances, bearing interest at 7% at June 30, 2003                                       --      2,589
Trade payables                                                                            9,161      6,923
Warranty liability (note 10)                                                              1,232        858
Severance accrual (note 15)                                                               1,189         --
Other payables and accrued liabilities                                                    2,071      1,998
Deferred revenue (note 7)                                                                    39         --
Deferred unrealized gain on foreign exchange contracts (note 20)                             75         --
Foreign exchange contracts (note 20)                                                        167        282
Due to affiliated companies (note 13)                                                     1,174        923
Advances from affiliated companies (note 8)                                              66,461      7,000
                                                                                        ------------------

                                                                                         81,569     20,573

Preferred shares, Class E, redeemable at par (note 12)                                       --     75,000

Deferred revenue (note 7)                                                                 1,618      1,890

Foreign exchange contracts (note 20)                                                        445         --

Employee future benefit liabilities (note 9)                                                408        376
                                                                                        ------------------

                                                                                         84,040     97,839
                                                                                        ------------------
Contingencies and commitments (note 10)

Shareholder's Deficiency

Capital stock (note 11)
Preferred shares, Class A and B                                                           1,746      1,746
Common shares, 8,643,000 (2003 - 2,643,000) issued and outstanding                       42,215     13,215

Deficit                                                                                 (58,426)   (42,804)
                                                                                        ------------------

                                                                                        (14,465)   (27,843)
                                                                                        ------------------

                                                                                         69,575     69,996
                                                                                        ==================

The accompanying notes are an integrated part of these consolidated financial statements

Approved by:


_____________________________        ___________________________________________
Allison McCain, Chairman             Derrick MacDougall, Vice-President, Finance

Thomas Equipment Limited
Consolidated Statement of Common and Other Shareholder's Deficiency
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares)

                                            Preferred Shares
                                    Class A                  Class B                  Common Shares       Deficit       Total
                             -----------------------   -----------------------   ------------------------------------------------

                                  Number          $        Number           $        Number          $            $           $

Balance - July 1, 2001           746,322        746     1,000,000       1,000     1,643,000      8,215     (23,724)    (13,763)

Net loss for the year                 --         --            --          --            --         --      (8,305)     (8,305)

Shares issued                         --         --            --          --     1,000,000      5,000          --       5,000
                             ----------------------------------------------------------------------------------------------------

Balance - June 30, 2002          746,322        746     1,000,000       1,000     2,643,000     13,215     (32,029)    (17,068)

Net loss for the year                 --         --            --          --            --         --     (10,775)    (10,775)
                             ----------------------------------------------------------------------------------------------------

Balance - June 30, 2003          746,322        746     1,000,000       1,000     2,643,000     13,215     (42,804)    (27,843)

Net loss for the year                 --         --            --          --            --         --     (15,622)    (15,622)

Shares issued                         --         --            --          --     6,000,000     29,000          --      29,000
                             ----------------------------------------------------------------------------------------------------

Balance - June 30, 2004          746,322        746     1,000,000       1,000     8,643,000     42,215     (58,426)    (14,465)
                             ====================================================================================================

The accompanying notes are an integrated part of these consolidated financial statements

Thomas Equipment Limited
Consolidated Statement of Loss
For the year ended June 30, 2004
--------------------------------------------------------------------------------

Going concern (note 2)

                                                                           2004                   2003                  2002
                                                                              $                      $                     $
Sales                                                                    74,716                 74,843                81,018

Cost of sales                                                           (63,791)               (65,611)              (69,942)
                                                               ----------------------------------------------------------------

Gross profit                                                             10,925                  9,232                11,076

Selling expenses                                                         (8,288)                (8,740)               (7,716)
General and administrative expenses                                      (8,750)                (5,544)               (5,708)
Provision for doubtful receivables (note 23)                             (2,222)                  (296)                 (562)
Other income (expense) (note 15)                                         (1,065)                 1,096                   181
                                                               ----------------------------------------------------------------

Operating loss                                                           (9,400)                (4,252)               (2,729)

Net financial expense (note 14)                                          (6,135)                (6,414)               (5,470)
                                                               ----------------------------------------------------------------

Loss before income taxes                                                (15,535)               (10,666)               (8,199)

Provision for income taxes (note 16)                                        (87)                  (109)                 (106)
                                                               ----------------------------------------------------------------

Net loss for the year                                                   (15,622)               (10,775)               (8,305)
                                                               ================================================================

Basic and diluted loss per common share (note 22)                         (5.63)                 (4.08)                (3.24)

The accompanying notes are an integrated part of these consolidated financial statements

Thomas Equipment Limited
Consolidated Statement of Cash Flows
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars)

                                                                                              2004            2003         2002
                                                                                                 $               $            $
 Cash provided by (used in)

 Operating activities
 Net loss for the year                                                                     (15,622)        (10,775)      (8,305)
 Items not affecting cash
       Amortization of property, plant and equipment                                         1,656           1,566        1,430
       Amortization of deferred amounts for non-qualifying hedges                              120              --           --
       Amortization of other assets                                                            519             285           10
       Gain on sale of property, plant and equipment                                          (419)            (10)         (12)
 Net change in non-cash working capital items related to operations (note 17)                4,750             468        9,254
 Net change in employee future benefit liabilities                                              32              27           27
                                                                                    ----------------------------------------------

 Cash (used in) provided by operating activities                                            (8,964)         (8,439)       2,404
                                                                                    ----------------------------------------------

 Investing activities
 Purchase of property, plant and equipment                                                  (2,360)         (1,431)        (932)
 Proceeds on sale of property, plant and equipment                                             632              16           21
 Proceeds received from insurance claim                                                        810             200          200
                                                                                    ----------------------------------------------

 Cash used in investing activities                                                            (918)         (1,215)        (711)
                                                                                    ----------------------------------------------

 Financing activities
 Proceeds from issue of share capital (note 11)                                             29,000              --        5,000
 Proceeds from issuance of preferred shares, Class E                                            --              --       75,000
 Redemption of preferred shares, Class E                                                   (75,000)             --           --
 Net proceeds (repayments) relating to advances from affiliated companies                   59,461           6,000      (70,000)
 Repayment of long-term debt                                                                    --             (14)         (15)
 (Decrease) increase in bank advances                                                       (2,589)          2,589      (11,343)
                                                                                    ----------------------------------------------

 Cash provided by (used in) financing activities                                            10,872           8,575       (1,358)
                                                                                    ----------------------------------------------

 Net change in cash during the year                                                            990          (1,079)         335

 Cash - Beginning of year                                                                      107           1,186          851
                                                                                    ----------------------------------------------

 Cash - End of year                                                                          1,097             107        1,186
                                                                                    ==============================================

 Cash flows from operating activities include
 Income taxes paid                                                                             113             132          302
 Income taxes recovered                                                                         21             142           --
 Interest received                                                                             127             254          382
 Interest paid                                                                                 291             202        1,886
 Preferred dividends paid on Class E shares                                                  6,123           6,361        5,034

The accompanying notes are an integrated part of these consolidated financial statements

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


1     Organization and description of the business

      The Company, a wholly-owned subsidiary of McCain Foods Limited, manufactures and distributes through a worldwide network of dealers and distributors a full line of skid steer and mini skid steer loaders as well as attachments, mobile screening plant and mini excavators for the industrial and construction industry. The Company also manufactures a complete line of potato harvesting and handling equipment for the agricultural industry. Approximately 80% of the Company's sales are generated through wholesale distribution worldwide. The Company has a sole manufacturing facility in Centreville, New Brunswick, Canada and also operates six retail stores in New Brunswick, Maine, Colorado, and Illinois.

2     Basis of financial statement preparation and going concern

      The consolidated financial statements have been prepared in accordance with generally accepted accounting principles on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business for the foreseeable future.

      During the year ended June 30, 2004, the Company incurred a loss of $15,622 (2003 - $10,775) and is not generating sufficient cash flows to cover operating costs and to fund investments in working capital and additions to property, plant and equipment. Also at June 30, 2004 the Company had a working capital deficit of $33,372 and a shareholder's deficiency of $14,465. These conditions cast substantial doubt upon the validity of the going concern assumption. The Company's ability to meet its obligations as they fall due is dependent upon the continued financial support of its shareholder and creditors, its ability to secure additional financing as required and upon attaining profitable operations.

      On October 1, 2004, the Company sold its business and certain assets to Thomas Equipment 2004 Inc. for $42,142 (note 21). The Company's parent, McCain Foods Limited has committed to provide whatever financial support is required to ensure the Company, Thomas Equipment Limited, is able to meet its remaining liabilities after the sale as they fall due and to continue as a going concern for the foreseeable future. This commitment does not extend to Thomas Equipment 2004 Inc.

3     Summary of significant accounting policies

      These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles and in Canadian dollars. The significant accounting policies are set out below. As further described in note 19, the accounting policies followed by the Company differ in certain respects from those that would have been followed had these financial statements been prepared in conformity with United States generally accepted accounting principles ("U.S. GAAP") and the accounting principles and practices required by the United States Securities and Exchange Commission ("SEC").

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      Basis of consolidation

      These consolidated financial statements include the accounts of Thomas Equipment Limited and its wholly owned subsidiaries MacBan Equipment Ltd., Thomas Equipment International Inc., and Thomas Europe NV (together "the Company"). The purchase method has been used to account for all acquisitions. On June 21, 2004, the Company sold McBan Equipment Ltd., a dormant company, to its parent, McCain Foods Limited for proceeds of $1 which resulted in a loss before income taxes of $4.

      Revenue recognition

      Revenue is generally recognized and earned when all of the following criteria are satisfied: a) persuasive evidence of a sales arrangement exists; b) the sales price is fixed or determinable; and c) collectability is reasonably assured and delivery has occurred.

      Sales of equipment and service parts are recorded when title and all risks of ownership are transferred to the independent dealer, distributor or retail customer. This transfer generally occurs when goods are shipped to the dealer, distributor or retail customer.

      In some circumstances goods are shipped to dealers and distributors on a consignment basis under which title and risk of ownership are not transferred to the dealers and distributors. Accordingly, sales revenues are not recorded until a retail customer has purchased the goods. In all cases, when a sale is recorded by the Company, no significant uncertainty exists surrounding the purchaser's obligation to pay. No right of return exists on sales of equipment except for goods sold under buy back arrangements which are not recorded as sales.

      The Company makes appropriate provisions based on experience for costs such as doubtful receivables, sales incentives and product warranty. Receivables are determined to be past due if they have not been paid by the payment due date. Debts are written off when deemed to be uncollectible.

      Financing revenue is recorded over the terms of the related receivables using the interest method and is not recognized until received. Similarly late payment penalty interest of 12% p.a. charged to customers who have overdue accounts is not recognized until received. Until that time the deferred interest revenue is included as a component of accounts payable and accrued liabilities.

      Buy back arrangements

      Sales contracts are entered into with a dealer / distributor that carries inventory for rental activities. These contracts include a guaranteed buy back value of 65% - 70% of the original sales value at the end of a three-year period if the dealer/distributor has not sold the equipment to a retail customer. These transactions are not recorded as sales, but are instead accounted for as operating leases with the net proceeds on the initial transfer of the equipment to the dealer/distributor recorded as a liability on the balance sheet. The liability is subsequently reduced on a pro rata basis over the three-year period to the amount of the guaranteed buy back value at that date, with corresponding credits to sales in the Consolidated Statement of Loss.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      Buy back arrangements (continued)

      The equipment is included on the balance sheet at cost and amortized on a straight-line basis over their estimated useful lives of 3 years with corresponding debits to cost of sales. The deferred revenue and unamortized carrying value of the equipment are removed from the balance sheet and included in sales and cost of sales respectively in the Consolidated Statement of Loss if the dealer / distributor resells the equipment to a retail customer during the buy back period.

      The Company also sells equipment to dealers in the United States for retail activities. These sales are subject to State imposed buy back provisions under certain conditions (principally upon termination of the dealers contract by the Company and bankruptcy of the dealer.) Revenue from these sales transactions is recognized at time of sale as they satisfy the right of return conditions under EIC141 "Revenue Recognition".

      Sales incentives

      Sales incentive costs for allowances and financing programs are accounted for when the dealers sell the equipment to a retail customer. Such sales incentives and allowances given in the form of cash consideration are reflected as a reduction in sales. The cost of providing interest free financing periods to dealers and distributors under floor and rental plan arrangements is reflected as a component of cost of sales with an offsetting reduction to the face amount of the related financing receivables. The discount is amortized to income over the related interest free financing periods and is reflected as notional interest income within net financial expenses.

      Advertising costs

      Advertising costs are expensed as incurred and reported as a component of selling expenses and amounted to $1,049 for the year ended June 30, 2004 (2003 -$1,246, 2002 - $1,002).

      Product warranties

      At the time a sale to a dealer is recognized, the Company records the estimated future warranty costs. These costs are usually estimated based on historical warranty claims. Warranty provisions are included as a component of cost of sales.

      Shipping and handling costs

      Shipping and handling costs related to finished goods are reported as a component of cost of sales in the Consolidated Statement of Loss.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      Cash and cash equivalents

      Cash comprises cash on hand and demand deposits. Cash equivalents are short-term highly liquid investments with original maturities of 90 days or less, that are readily convertible to known amounts of cash and which are subject to an insignificant risk of change in value. The Company's parent, McCain Foods Limited through its subsidiary McCain Finance (Canada) Ltd, has an arrangement with its bankers whereby cash balances may be netted with bank advances for its Canadian entities for the purpose of calculating interest under a $100,000 long-term revolving credit facility agreement. McCain Finance (Canada) Ltd recharges Thomas Equipment Limited for interest on its bank borrowings at the Bank of Nova Scotia prime rate plus 2%.

      Inventories

      Inventories are valued at the lower of cost and net realizable value. Cost is determined on a standard cost basis which approximates the first-in, first-out basis and includes a portion of factory overhead.

      Property, plant and equipment

      Property, plant and equipment are carried at cost, net of government grants and investment tax credits, less accumulated amortization and impairment allowances. Amortization is provided from the date assets are put into service at rates to amortize the carrying cost of the property, plant and equipment over their estimated useful lives on a straight-line method, as follows:

           Land improvements                                    20 years
           Buildings                                            20 years
           Production, machinery and equipment             5 to 15 years
           Office furniture and equipment                  3 to 15 years
           Computer equipment                                    3 years
           Automotive equipment                                  3 years

      The Company evaluates the carrying value of property, plant and equipment when events and circumstances warrant such a review. If the carrying value of the assets are considered to be impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the asset.

      Research and development costs

      Research expenses are expensed as incurred and include salaries, contractor fees, building costs, utilities and administrative expenses. Development costs associated with the design, construction and testing of pre-production prototypes and models prior to the commencement of commercial production are deferred and charged to income on a systematic and rational basis, by reference to the sale of the related product if they meet certain stringent criteria generally related to technical feasibility, market definition and financing, otherwise they are expensed as incurred. As at June 30, 2004 and 2003, no development costs had been deferred.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      Investment tax credits

      Investment tax credits are recognized when earned and when there is reasonable assurance as to their realization. Such credits are accounted for under the cost reduction method and are amortized to earnings as a reduction of amortization using the same rates as those used to amortize the related property, plant and equipment.

      Income taxes

      The Company uses the liability method to account for future income taxes. Under the liability method, future income taxes are recognized for the future income tax consequences attributable to differences between the financial statements carrying values and their respective income tax bases as well as tax losses and other loss reductions (temporary differences). Future income tax assets and liabilities are measured using substantially enacted income tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is included in income in the period in which the change occurs. The amount of future income tax assets recognized is limited to the amount that is more likely than not to be realized.

      Pensions and other post-employment benefits

      Benefit obligations for defined benefit plans are determined by independent actuaries using the projected benefit method prorated on service and management's best estimate of expected plan investment performance, salary escalation, retirement ages of employees, expected health care costs, and other actuarial factors.

      Benefit charge or credit consists of the aggregate of the actuarially computed cost of pension benefits provided in respect of the current year's service; imputed interest on the accrued benefit obligation reduced by the expected long-term return on plan assets; amortization of past service costs; and the amortization of experience gains or losses, in excess of 10% of the greater of the accrued benefit plan obligation and the market value of plan assets at the beginning of the year. Other experience gains and losses and past service costs are amortized over the average remaining service period of employees.

      Plan assets are valued at market value for the purposes of calculating the expected long-term return.

      Translation of foreign currencies

      Foreign currency transactions and balances of the Company and its integrated operations are translated using the temporal method. Under this method, monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at rates of exchange prevailing at the balance sheet date. Revenue and expenses are translated into Canadian dollars at the rate of exchange prevailing at the transaction date. The resulting foreign currency exchange gains and losses are included in earnings for the year.

      Under accounting standards in effect until June 30, 2003, foreign currency denominated revenues and expenses hedged using formal forward foreign exchange contracts were translated into Canadian dollars at rates established by the terms of those contracts.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      Financial instruments

      Derivatives are contracts that require or provide the opportunity to exchange cash flows or payments determined by applying certain rates, indices or changes therein to notional contracted amounts. The Company uses forward foreign exchange contracts to manage financial risks associated with foreign exchange rate movements. These derivatives are used as economic hedges of anticipated foreign currency transactions and cash flows associated with settlement of these anticipated transactions.

      Accounting guideline 13 "Hedging Relationships" (AcG 13) and EIC128 "Accounting for Trading, Speculative or Non-Hedging Derivative Financial Instruments" (EIC128) published by the Canadian Institute of Chartered Accountants ("CICA") became effective for the Company July 1, 2003.

      Pursuant to AcG 13, the Company is required to formally document its hedging relationships at inception of the hedge and to demonstrate that there is a reasonable assurance, both at inception and throughout the term of the hedge, that the hedging relationships will be effective in order to continue hedge accounting for forward foreign exchange contracts designated as hedging items. If the criteria for hedge accounting are not met, EIC128 requires the forward foreign exchange contract to be recognized on the balance sheet at fair value, with changes in fair value recognized currently in foreign exchange gains and losses in income.

      Preferred shares

      The Company's Class E preferred shares give the holder the right to require the Company to redeem the shares at any time for a fixed amount. Consequently, these preferred shares have been classified as a liability in the balance sheet and dividends paid on these shares have been classified as a financial expense in the Consolidated Statement of Loss.

      Use of estimates

      The preparation of the financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the valuation of accounts and financing receivables, inventories, future income taxes, property, plant and equipment, the reported amounts for accrued liabilities and pension costs and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results could differ from those estimates.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      New accounting standards adopted

      Generally accepted accounting principles

      The CICA issued Section 1100 "Generally Accepted Accounting Principles" in July 2003 which was adopted by the Company from July 1, 2003. This new standard identifies the sources of Canadian Generally Accepted Accounting Principles (GAAP). Accordingly, the Company has revised its treatment of sales allowances to reflect US pronouncement EITF 01-9 and its treatment of shipping and handling costs to reflect EITF 00-10.

      Sales allowances

      In accordance with the consensus reached by the Emerging Issues Task Force of the Financial Accounting Standards Board in EITF 01-9, "Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Products" consideration is generally classified as a reduction of revenue. These financial statements reflect the adoption of this consensus. Prior year's comparative amounts have also been reclassified in accordance with this new presentation.

      Shipping and handling costs

      In accordance with the consensus reached by the Emerging Issues Task Force of the Financial Accounting Standards Board in EITF 00-10, shipping and handling costs are reported as a component of cost of sales. The prior year's comparative amounts have also been restated to conform with this new presentation.

      Impairment of long-lived assets

      In December 2002, the CICA issued Section 3063, "Impairment of Long-lived Assets" ("Section 3063"). This Section superseded the write-down provisions of Section 3061, "Property, Plant and Equipment", and establishes standards for recognizing, measuring and disclosing impairment of long-lived assets held for use. An impairment is recognized when the carrying amount of an asset to be held and used exceeds the projected undiscounted future net cash flows expected from its use and eventual disposal, and is measured as the amount by which the carrying amount of the asset exceeds its fair value. Section 3063 is effective for the Company's 2004 fiscal year. The adoption of the new section did not have a material impact on these financial statements.

      Hedging

      Accounting Guideline 13 "Hedging Relationships" published by the CICA became effective July 1, 2003. This guideline outlines the criteria necessary for an instrument to qualify for hedge accounting. The Company is not in compliance with the documentation requirements under this guideline to be able to continue to apply hedging accounting (see note
      20).

      Balance sheet classification of debt

      EIC 122 "Balance Sheet Classification of Callable Debt Obligations Expected to be Refinanced" became effective July 1, 2002. This abstract provides guidance as to the classification of current and long-term debt obligations. As a result, amounts borrowed from affiliated companies have been classified as current obligations. Prior year comparatives have also been reclassified to conform with the new presentation.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


3     Summary of significant accounting policies (continued)

      New accounting standards adopted (continued)

      Employee future benefits

      The CICA published revised Section 3461 "Employee Future Benefits" effective for fiscal years ending on or after June 30, 2004. The new disclosure requirements are reflected in these financial statements (note
      9) and the prior year comparative amounts have been restated to be consistent with the new presentation.

4     Inventories

                                                      2004             2003
                                                         $                $

      Raw materials and spare parts                 11,614          10,239
      Work in process                                2,162           3,101
      Finished goods                                12,955          12,032
      Packaging and supplies                           286             280
                                                -----------------------------

                                                    27,017          25,652
                                                =============================

5     Financing receivables

                                                             2004        2003
                                                                $           $

      Floor plan receivables                                6,776      1,393
      Rental plan receivables                               2,569      1,192
                                                          ---------------------

                                                            9,345      2,585

      Discount reflecting interest free financing periods    (115)       (12)
                                                          ---------------------

                                                            9,230      2,573

      Less current portion                                 (3,977)      (465)
                                                          ---------------------

                                                            5,253      2,108
                                                          =====================

      The Company offers `in house' financing terms to certain customers under floor and rental plan arrangements. At June 30, 2004, floor and rental plan receivables include accrued interest receivable of $70 (2003 - $nil).

      Commencing April 2003, inventory balances carried by dealers and distributors in North America are available for financing by the Company through floor plan arrangements. This inventory financing tool offers interest free financing to dealers and distributors for the first six months and the Company will finance the equipment for up to eighteen months with the final twelve month period being charged interest at rates varying between Bank of Nova Scotia prime ("prime") plus 2.25% to prime plus 2.5%. To maintain the status of the floor plan, 5% curtailment fees are due and payable to the Company in months seven and twelve of the plan for Canadian dealers / distributors and in month twelve for US dealers / distributors. The curtailment fees are applied against the outstanding balance of the receivable. If the equipment is sold by the dealer / distributor to a retail customer, the full amount of the receivable is due immediately, otherwise full payment is due at the end of eighteen months from the date of the original invoice. Total sales under these financing arrangements amounted to $10,585 in 2004 (2003 - $1,477).

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


5     Financing receivables (continued)

      Commencing October 2002, inventory balances carried by dealers and distributors for rental activities are also available for financing by the Company through rental plan arrangements. At any time during or at the end of a standard floor plan arrangement the dealer / distributor can move to a rental plan arrangement. Rental plans are also available at the time the equipment is shipped to the dealer / distributor. The standard finance term is to extend the total term to a maximum of sixty months. Interest rates are charged at prime less 1% for loaders ordered direct from the factory on to a rental plan and prime plus 1.25% for dealers / distributors converted from a floor plan to a rental plan. At the time of conversion an additional 5% curtailment fee is also due and payable. Dealers / distributors are not allowed to resell these loaders for the shorter of six months or 300 hours of use. Total sales under these financing arrangements amounted to $1,923 in 2004 (2003 - $1,324).

      Commencing July 2003, the Company also offers rental plan financing to independent rental yards whereby the first year is interest free and a subsequent two year extension is available for a rate equal to prime plus 2.25% or a three year extension at prime plus 3.25%. On this program the rental yard must keep the unit for at least one year and if it accumulates more than 400 hours of use the total obligation is due and payable in full. As with the standard floor plan, the total obligation under rental plans is due if the equipment is sold by the dealer / distributor during the financing period. Total sales under these financing arrangements amounted to $389 in 2004.

      The Company evaluates and assesses dealers / distributors on an ongoing basis as to their credit worthiness and generally retains a security interest in the goods associated with these trade receivables. The Company is obligated to repurchase goods sold to a dealer / distributor upon cancellation or termination of the dealer / distributor's contract for such causes as change in ownership, closeout of the business or default.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


6     Property, plant and equipment

                                                                        Accumulated
                                                           Cost        amortization                 Net
                                                              $                   $                   $
      June 30, 2004
      Land and improvements                                 234                  85                 149
      Buildings                                           8,282               2,802               5,480
      Production machinery and equipment                 14,147               7,035               7,112
      Office furniture and equipment                        388                 317                  71
      Computer equipment                                  2,422               2,061                 361
      Automotive equipment                                1,651               1,160                 491
      Construction in progress                              747                  --                 747
                                               ----------------------------------------------------------

                                                         27,871              13,460              14,411
                                               ==========================================================

      June 30, 2003
      Land and improvements                                 234                  78                 156
      Buildings                                           8,285               2,432               5,853
      Production machinery and equipment                 12,766               6,349               6,417
      Office furniture and equipment                        385                 302                  83
      Computer equipment                                  2,201               1,859                 342
      Automotive equipment                                1,395               1,008                 387
      Construction in progress                              682                  --                 682
                                               ----------------------------------------------------------

                                                         25,948              12,028              13,920
                                               ==========================================================

      Amortization of property, plant and equipment amounted to $1,656 (2003 - $1,566, 2002 - $1,430). Amortization charges are included in cost of sales, selling expenses and general and administrative expenses. The net gain on sale of property, plant and equipment of $419 (2003 - gain $10, 2002 - gain $12) is included in cost of sales.

7     Other assets

                                                                                                  2004                   2003
                                                                                                     $                      $
       Insurance claims receivable                                                                  --                    810
       Equipment on operating leases, net                                                          721                  1,198
       Deferred unrealized loss on foreign exchange contracts (note 20)                            958                     --
       Foreign exchange contracts (note 20)                                                         35                     --
                                                                                      -----------------------------------------
                                                                                                                           --
                                                                                                 1,714                  2,008
                                                                                      =========================================

      Insurance claim receivable

      The insurance claim relates to a fire at the Company's premises in 2001. The total proceeds collected under the insurance claim amounted to $1,210 of which $200 was collected in 2002, $200 in 2003 and $810 in 2004.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


7     Other assets (continued)

      Operating leases

      Operating leases relate to equipment sold to dealers and distributors for rental activities under sales contracts containing guaranteed buy back provisions. Net equipment sold subject to outstanding guaranteed buy back provisions totalled $1,501 and $1,493 at June 30, 2004 and 2003 respectively. The accumulated amortization on this equipment was $780 and $295 at June 30, 2004 and 2003 respectively. The corresponding amortization expense was $519 in 2004, $285 in 2003 and $10 in 2002. The sales value of the equipment sold subject to outstanding guaranteed buy back provisions totalled $2,040 and $2,033 at June 30, 2004 and 2003 respectively. Deferred revenue relating to these sales amounted to $1,657 and $1,890 at June 30, 2004 and June 30, 2003 respectively.

      Research and development costs

      In the year ended June 30, 2004, the Company incurred research and development costs of $1,411 (2003 - $201, 2002 - $308) which were expensed as incurred and reported as a component of general and administrative expenses. No amounts were deferred during the current or prior year.

8     Advances from affiliated companies

                                                                                                  2004                  2003
                                                                                                     $                     $
      McCain Finance (Canada) Ltd. - unlimited revolving credit facility                        14,338                 7,000

      Day & Ross Inc. - demand interest bearing promissory note                                 52,123                    --
                                                                                      -----------------------------------------

                                                                                                66,461                 7,000
                                                                                      =========================================

      The amount borrowed from McCain Finance (Canada) Ltd. at June 30, 2004 under the revolving credit facility amounted to US $10,700 bearing interest at U.S. dollar libor plus 0.95% was repayable on September 30, 2004. The exchange rate used at June 30, 2004 was 1.34 for US $1. The interest rate at June 30, 2004 equated to 2.34%. The amount borrowed at June 30, 2003 under the revolving credit facility amounted to $7,000 bearing interest at 6.45% per annum and matured July 31, 2003. Accrued interest at June 30, 2004 amounted to $nil. (2003 - $nil).

      The amount borrowed from Day & Ross Inc. at June 30, 2004 represented a demand promissory note issued on redemption of the Class E preferred shares (note 12) bearing interest at the Bank of Nova Scotia prime rate plus 1.50%. The interest rate at June 30, 2004 equated to 5.25%. Accrued interest at June 30, 2004 amounted to $52 and is included in other payables and accrued liabilities.

      Although it is not the Company's intention to repay these advances within one year from the Balance Sheet date, they have been classified as current liabilities as these affiliated companies have the right to demand repayment of any portion or all of the advances within one year.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans

      Description of benefit plans

      The Company provides retirement benefits for a majority of its employees under several multiemployer defined benefit plans administered by the Company's parent McCain Foods Limited ("MFL"). The defined benefit pension plans are final pay plans and provide for partial indexing of benefits. The other benefit plans provide for additional vacation at retirement, dependant upon age and years of service and a waiver of health and dental care premiums for employees on long-term disability.

      The cost of defined benefit pensions earned by employees is actuarially determined using the projected benefit method prorated on service and management's best estimate of expected plan investment performance, salary escalation and retirement ages of employees.

      Total cash payments

      Employer funding contributions to the defined benefit pension plans are all made annually by MFL which in turn recharges the Company for its share of the pension expense for the year. Funding payments for the other benefit plans are made annually by the Company. The total cash payments in relation to these employee benefits plans were as follows:

                                                                           2004                   2003                  2002
                                                                              $                      $                     $
      Cash payments directly to beneficiaries for the
           unfunded other benefit plans                                      13                     20                    17
      Funding payments to pension plans made by MFL                       2,162                    566                   688
                                                               ----------------------------------------------------------------

                                                                          2,175                    586                   705
                                                               ================================================================

      Funding payments expected to be paid to the pension plans during fiscal 2005 by MFL on behalf of the Company are estimated to be $272. As a result of the sale of the Company's business (note 21), the settlement of employee entitlements expected to be paid by MFL in fiscal 2006 are estimated to be $16,586.

      The Company measures its accrued benefit obligations and the fair value of plan assets for accounting purposes as at June 30 each year. The last actuarial valuation date for funding purposes was June 2003. The plans are valued for funding purposes every three years.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

      The Company's net benefit plan cost for the defined benefit plans is as follows:

                                                                                               Pensions plans
                                                                                 ----------------------------------------------

                                                                                           2004          2003           2002
                                                                                              $             $              $
      Current service cost                                                                  684           538            444
      Interest cost                                                                       1,015           903            935
      Actual return on plan assets                                                       (1,864)          (37)           430
      Actuarial (gains) losses on obligation                                                399           368           (836)
      Plan amendments                                                                        --            --             89
                                                                                 ----------------------------------------------

      Benefit cost incurred before adjustments to recognize the
      long-term nature of employee future benefit costs                                     234         1,772          1,062

      Adjustments to recognize the long-term nature of employee future benefit costs:
           Difference between expected return and actual return on plan
           assets for the year                                                              964          (762)        (1,297)
           Difference between actuarial gain/loss recognized for the year
           and actual actuarial gain/loss for the year                                     (395)         (359)           836
           Difference between amortization of past service costs for the
           year and actual plan amendments for the year                                       7            --            (89)
                                                                                 ----------------------------------------------

      Benefit cost recognized                                                               810           651            512
                                                                                 ==============================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

                                                                                                Other benefits
                                                                                  ---------------------------------------------
                                                                                        2004           2003             2002
                                                                                           $              $                $
      Current service cost                                                                 22             22              21
      Interest cost                                                                        23             25              23
      Actuarial gains on obligation                                                       (17)           (35)             --
                                                                                  ---------------------------------------------

      Benefit cost incurred before adjustments to recognize the
      long-term nature of employee future benefit costs                                    28             12              44

      Adjustments to recognize the long-term nature of employee future benefit costs:
           Difference between actuarial gain/loss recognized for the year
           and actual actuarial gain/loss for the year                                     17             35              --
                                                                                  ---------------------------------------------

      Benefit cost recognized                                                              45             47              44
                                                                                  =============================================


      Defined benefit pension plan assets consist of:

                                                                                                            2004          2003
                                                                                                               %             %

      Common equities                                                                                         69            72
      Bonds and preferred shares                                                                              30            28
      Cash and cash equivalents                                                                                1            --
                                                                                                  ------------------------------

                                                                                                             100           100
                                                                                                  ==============================

      Thomas Equipment Limited is a participating company in the Retirement Benefit Plan for the employees of McCain Canadian Employers (the "Pension Plan"). McCain Foods Limited, as administrator of the Pension Plan, has appointed several investment managers to manage the assets of the Pension Plan in accordance with its Statement of Investment Policies and Goals ("SIP&G"). Under the SIP&G, Pension Plan assets may be invested in cash and cash equivalents, common equities, bonds, preferred shares, and hedge funds. The asset mix guidelines are as follows:

                                                                                                   Market value
                                                                                      -----------------------------------------

                                                                                               Minimum               Maximum
                                                                                                     %                     %
           Cash and cash equivalents                                                                --                    60
           Common equities                                                                          20                    80
           Bonds and preferred shares                                                               20                    75
           Hedge funds                                                                              --                    10

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

      Notwithstanding the above, the maximum cumulative investment in non-Canadian equities, cash, bonds or preferred shares (whether made directly or through the use of derivatives) is 60%. Investments need not be denominated in Canadian dollars as long as the total unhedged exposure of the Pension Plan to currencies other than the Canadian dollar is not more than 35% of the Pension Plan market value.

      Investments in real estate, commodities, commodity futures contracts, mortgages, gold or gold certificates, put or uncovered call options, clearing corporation put or call options, or securities of any issuer for the purpose of exercising control or management are prohibited. Notwithstanding this, a maximum of 10% of assets may be invested in units of pool funds that may make such investments that would otherwise be prohibited.

      Not more than 5% of plan assets can be invested in any security, the resale of which is restricted by law or contract, and not more than 10% of plan assets can be invested in any one security (except for securities issued by the Government of Canada or short-term securities and certificates of deposit issued or guaranteed by a major Canadian bank).

      The Investment Manager is permitted to deviate from the permitted investments provided that any such deviation does not substantially increase the risk of the investment portfolio, is considered to be a prudent act, justified by the prospect of increased return or enhanced diversification, and if notification of any such deviation is made to McCain Foods Limited within 30 days.

      The expected long-term rate of return on plan assets is 6.5% determined based on a target asset mix of 60% equities and 40% bonds and preferred shares, an underlying long-term inflation assumption of 2.5%, and an estimated real-return of 5% on equities and 2.5% on bonds and preferred shares.

      McCain Foods Limited matches the employee members' contributions on a monthly basis and any shortfall determined by the tri-annual actuarial valuation is funded at that time. For the executive employees plan, McCain Foods Limited makes a lump sum contribution each year based on an estimated wind up actuarial valuation of that Plan prepared by the Company's actuary.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

      The following table sets forth the status of the Company's principal defined benefit plans as of June 30, 2004 and 2003.

                                                                                Pension plans                 Other benefits
                                                                   -----------------------------   ----------------------------

                                                                           2004          2003             2004          2003
                                                                              $             $                $             $
       Change in benefit obligation

       Accrued benefit obligation at beginning of year                   13,659        11,967               341          349
       Benefits paid by MFL                                                (458)         (526)              (13)         (20)
       Current service cost                                                 684           538                22           22
       Interest cost                                                      1,015           903                23           25
       Employee contributions                                               466           409                --           --
       Actuarial experience (gains) losses                                  399           368               (17)         (35)
                                                                   ------------------------------------------------------------

       Accrued benefit obligation at end of year                         15,765        13,659               356          341
                                                                   ============================================================

       Change in plan assets

       Fair value of plan assets at beginning of year                    11,198        10,712                --           --
       Actual return on plan assets                                       1,864            37                --           --
       Employer contributions by MFL                                      2,162           566                13           20
       Employee contributions                                               466           409                --           --
       Benefits paid                                                         --            --               (13)         (20)
       Benefits paid by MFL                                                (458)         (526)               --           --
                                                                   ------------------------------------------------------------

       Fair value of plan assets at end of year                          15,232        11,198                --           --
                                                                   ============================================================

       Funded status - plan deficit                                        (533)       (2,461)             (356)        (341)

       Unamortized net actuarial (gains) losses                             955         1,524               (52)         (35)
       Unamortized past service cost                                        127           134                --           --
       Net amount recognized by MFL                                        (549)          803                --           --
                                                                   ------------------------------------------------------------

       Net amount recognized                                                 --            --              (408)        (376)
                                                                   ============================================================

      The net amount recognized is shown on the face of the consolidated balance sheet as an accrued benefit liability.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

      Estimated future benefits expected to be paid taking into account the sale of the Company's business on October 1, 2004 (note 21) are as follows:

                                                                        Pension                  Other                 Total
                                                                          plans               benefits
                                                                              $                      $                     $
           2005                                                             192                      7                   199
           2006                                                              --                      6                     6
           2007                                                              --                      6                     6
           2008                                                              --                      5                     5
           2009                                                              --                      5                     5
           Five years thereafter                                             --                     12                    12
                                                               ----------------------------------------------------------------

                                                                            192                     41                   233
                                                               ================================================================

      Details of the Company's pension plans with accumulated benefit obligations in excess of plan assets and pension plans with plan assets in excess of accumulated benefit obligations are set out below:

                                                             2004                                      2003
                                           -------------------------------------------------------------------------------------

                                                   Assets     Accumulated                    Assets     Accumulated
                                                exceeding        benefits                 exceeding        benefits
                                              accumulated       exceeding               accumulated       exceeding
                                                 benefits          assets     Total        benefits          assets     Total
                                                        $               $         $               $               $         $

      Accumulated benefit obligation                  466           12,996    13,462             --           11,030   11,030
      Effect of salary increase                       344            1,959     2,303             --            2,629    2,629
                                           -------------------------------------------------------------------------------------

      Accrued (projected) benefit
           obligation                                 810           14,955    15,765             --           13,659   13,659

      Fair value of plan assets                       915           14,317    15,232             --           11,198   11,198
                                           -------------------------------------------------------------------------------------

      Funded status-- surplus (deficit)               105             (638)     (533)            --           (2,461)  (2,461)
                                           =====================================================================================

      No valuation allowance was required at June 30, 2004 (2003 - $nil)

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


9     Employee benefit plans (continued)

      The significant assumptions used in accounting for the Company's employee future benefits are as follows (weighted average):

                                                                       Pension benefit plans               Other benefits
                                                                 ---------------------------------  ---------------------------

                                                                      2004      2003       2002       2004     2003     2002
                                                                         %         %          %          %        %        %
      Accrued benefit obligation as of June 30
           Discount rate                                               6.5       6.5        7.0        6.5      6.5      7.0
           Rate of compensation increase                               4.0       4.5        4.5        4.0      4.5      4.5

      Benefit costs for year ended June 30
           Discount rate                                               6.5       7.0        7.0        6.5      7.0      7.0
           Expected long-term rate of return on plan assets            6.5       7.5        8.0         --       --       --
           Rate of compensation increase                               4.5       4.5        4.5        4.5      4.5      4.5

      In determining the expected cost of health care benefit plans, it was assumed that health care costs would increase by 10% per annum for the next four years and 6% per annum thereafter.

10    Contingencies and commitments

      Contingencies

      The Company is involved in and potentially subject to various claims and litigation arising out of the ordinary course and conduct of its business including product liability, intellectual property, labour and employment, environmental and tax matters. Management does not consider the Company's exposure to such claims and litigation to be material to the consolidated financial statements.

      The Company's products are sold with a one year comprehensive bumper to bumper warranty except for loader sales in North America and Australia, which have a three year bumper to bumper warranty, followed by a powertrain warranty in years four and five. The Company generally determines its total warranty liability by applying historical claims rate experience to the estimated amount of equipment that has been sold and is still under warranty based on dealer inventories and retail sales. The historical claims rate is primarily determined by a review of past claims costs and current quality developments. A reconciliation of the changes in the warranty liability is as follows:

                                                                                            Warranty liability
                                                                      ----------------------------------------------------------

                                                                                     2004              2003              2002
                                                                                        $                 $                 $
           Balance - beginning of year                                                858               623               631
           Payments                                                                  (896)             (863)             (616)
           Accruals for warranties                                                  1,270             1,098               608
                                                                      ----------------------------------------------------------

           Balance - end of year                                                    1,232               858               623
                                                                      ==========================================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


10    Contingencies and commitments (continued)

      Commitments

      At June 30, 2004, the Company had no capital commitments to purchase property, plant and equipment.

      The Company has operating leases for buildings and office equipment. The expense for the year ended June 30, 2004 was $207 (2003 - $123, 2002 - $110) and the future minimum lease payments at June 30, 2004 are as follows:

                                                                             $

            Year ending June 30, 2005                                      226
                                 2006                                      196
                                 2007                                      107
                                 2008                                       96
                                 2009                                       96
                           Thereafter                                      124
                                                              ------------------

                                                                           845
                                                              ==================

      Guarantees

      The Company has entered into sales contracts with a dealer / distributor which include a guaranteed buy back value at the end of a three year period if that dealer / distributor has not sold the equipment to a retail customer. The total potential outstanding obligation under these arrangements at June 30, 2004 was $1,350 which is accrued by default within the deferred revenue of $1,657.

11    Capital Stock

                                                                                                 2004                   2003
                                                                                                    $                      $
      Authorized
           900,000  6% non-cumulative, non-voting Class A preferred shares with a par value of $1 each, redeemable at par at the option of the Company at any time

           1,000,000  9% non-cumulative , non-voting Class B preferred shares with a par value of $1 each, redeemable at par at the option of the Company at any time

           Unlimited common shares without nominal or par value

      Issued and fully paid
               746,322  Class A preferred shares                                                   746                   746
             1,000,000  Class B preferred shares                                                 1,000                 1,000
             8,643,000  (2003 - 2,643,000) common shares                                        42,215                13,215
                                                                                      -----------------------------------------

                                                                                                43,961                14,961
                                                                                      =========================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


11    Capital Stock (continued)

      Each class of preferred shares is subject to certain rights, privileges, restrictions and conditions. The Class A and Class B shares rank on a parity with each other in all respects except as to dividend rate and in all respects rank in preference and priority to the common shares.

      On June 23, 2004, the Company issued 6,000,000 common shares without par value for proceeds of $29,000 to its parent, McCain Foods Limited. The proceeds were used to pay the preferred dividends on the Class E preferred shares and the balance was applied against the demand promissory note issued to Day & Ross Inc.

12    Redeemable preferred stock

                                                                                                  2004                  2003
                                                                                                     $                     $
      Authorized
           25,000 (2003 - 100,000) cumulative, retractable, non-voting Class E preferred shares with a par value of $1,000 each, redeemable at par at the option of the holder and the Company at any time. Dividends are payable on issued shares at the Bank of Nova Scotia prime rate plus 4%

      Issued and fully paid
           Nil (2003 - 75,000,000) Class E preferred shares                                         --                75,000
                                                                                      =========================================

      On October 25, 2001 the Company issued at par, 75,000,000 Class E preferred shares to Day & Ross Inc., an affiliated company. On June 23, 2004 Day & Ross Inc. redeemed these shares for their par value. The Company paid the redemption price by way of a $75,000 demand non-interest bearing promissory note (note 8).

      In the event of liquidation, dissolution or winding up of the Company or other distribution of assets or property, each holder of the Class E shares shall be entitled to receive from the assets and property of the Company, for each Class E share the redemption amount thereof together with all accrued but unpaid dividends thereon before any amount shall be paid or any assets or property of the Company distributed to the holders of any Class A or B preferred shares, or common shares which all rank junior to the Class E shares.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


13    Related party transactions

      The Company is a member of the McCain Foods Limited group and has transactions with other members of the group in the normal course of business measured at the exchange amount as summarized below:

                                                                                       2004             2003            2002
                                                                                          $                $               $
      Included in sales:
           McCain Foods Limited                                                         224                276           354
           McCain Produce Inc.                                                          305                 81            88
           McCain Fertilizer Ltd.                                                        37                 83            62
           McCain South Africa (Pty) Ltd.                                               210                 --            --
           McCain Foods Inc.                                                             --                 --            14
           McCain Argentina S.A.                                                         14                 24            86
                                                                                -----------------------------------------------

                                                                                        790                464           604
                                                                                ===============================================

      Included in cost of sales:
           Freight expense - Day & Ross Inc.                                          2,759              2,946         2,646

      Included in general and administrative expenses:
           Management fees - McCain Foods Limited                                       702                661           660

      Included in financial expenses:
           Interest expense - McCain Finance (Canada) Ltd.                              291                202         1,886
           Dividends paid on Class E preferred shares - Day & Ross Inc.               6,123              6,466         3,958
           Interest expense - Day & Ross Inc.                                            52                 --            --

      Details of capital transactions with affiliated companies are set out in notes 11 and 12.

      All forward foreign exchange contracts are entered into with McCain Eurocentre, the treasury centre for the McCain group. Back-to-back contracts are then entered into by McCain Eurocentre with third party financial institutions. Details of the outstanding forward foreign exchange contracts with McCain Eurocentre at June 30, 2004 are set out in note 20.

      At June 30, 2004, the Company had the following amounts due from affiliated companies.

                                                                                                    2004                2003
                                                                                                       $                   $
      Due from affiliated companies:
           McCain Fertilizer Limited                                                                   --                  6
           McCain Foods Limited                                                                        28                 29
           McCain Argentina S.A.                                                                       24                 30
           McCain South Africa (Pty) Ltd.                                                             160                227
           McCain Produce Company Inc.                                                                  3                  5
                                                                                         --------------------------------------

                                                                                                      215                297
                                                                                         ======================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


13    Related party transactions (continued)

                                                                                                 2004                   2003
                                                                                                    $                      $
      Due to affiliated companies:
      Short-term
           McCain Fertilizer Limited                                                                 5                    --
           McCain International Inc.                                                               670                    --
           Day & Ross Inc.                                                                          86                   193
           McCain USA Inc.                                                                          --                     7
           McCain Foods USA Inc.                                                                   170                   160
           McCain Foods (GB) Limited                                                                34                    54
           McCain Foods Limited                                                                    204                   509
           McCain Finance (Canada) Ltd.                                                              5                    --
                                                                                      -----------------------------------------

                                                                                                 1,174                   923
                                                                                      -----------------------------------------

      Long-term (note 8)
           McCain Finance (Canada) Ltd.                                                         14,338                 7,000
           Day & Ross Inc.                                                                      52,123                    --
                                                                                      -----------------------------------------

                                                                                                66,461                 7,000
                                                                                      -----------------------------------------

                                                                                                67,635                 7,923
                                                                                      =========================================

14    Net financial expense

                                                                                        2004              2003           2002
                                                                                           $                 $              $
      Dividends on Class E preferred shares                                            6,123             6,466          3,958
      Interest charges from affiliated companies                                         343               202          1,886
      Interest income on receivables                                                    (127)             (254)          (382)
      Notional interest income on financing receivables at 6% p.a.                      (238)               (3)            --
      Bank charges and other interest                                                     34                 3              8
                                                                              -------------------------------------------------

                                                                                       6,135             6,414          5,470
                                                                              =================================================

15    Other income (expense)

                                                                          2004                   2003                   2002
                                                                             $                      $                      $
      Unusual items
      Restructuring charges                                              (1,189)                    --                   --

      Other non-operating income (expense)
      Foreign exchange gains (losses)                                        19                  1,111                   (59)
      Other                                                                 105                    (15)                  240
                                                               ----------------------------------------------------------------

                                                                         (1,065)                 1,096                   181
                                                               ================================================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars, except for number of shares and per share amounts)


15    Other income (expense) (continued)

      The restructuring charges in the year ended June 30, 2004 relate to severance costs associated with a decision to terminate the employment of 23 employees in connection with a restructuring of the Company's operations, which was completed in July 2004. These liabilities are expected to be settled within a two year period.

16    Income taxes

      Provision for income taxes comprises the following:

                                                                                   2004               2003              2002
                                                                                      $                  $                 $
      Current                                                                         87               109               106
      Future                                                                          --                --                --
                                                                      ---------------------------------------------------------

                                                                                      87               109               106
                                                                      =========================================================

      The following table reconciles income taxes calculated at the basic Canadian corporate income tax rates with the income tax provision.


                                                                                   2004               2003              2002
                                                                                      %                  %                 %
      Canadian federal income tax rate                                            23.1                25.1               27.1
      Canadian provincial income tax rate                                         12.9                13.6               15.8
      Manufacturing and processing credit                                         (0.9)               (2.7)              (4.5)
      Large corporation taxes                                                     (0.6)               (1.0)              (1.4)
      Dividends reported as interest expense                                     (13.8)              (21.3)             (19.9)
      Effect of other permanent non-deductible items                              (0.3)               (0.4)              (0.4)
      Unrecognized benefit of losses and temporary differences                   (21.3)              (14.7)             (18.5)
      Other                                                                        0.3                 0.4                0.5
                                                                      ---------------------------------------------------------

      Effective income tax rate                                                   (0.6)               (1.0)              (1.3)
                                                                      =========================================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


16    Income taxes (continued)

      The tax effects of temporary differences and net operating losses that give rise to future income tax assets and liabilities are as follows:


                                                                                                 2004                   2003
                                                                                                    $                      $
      Property, plant and equipment                                                             (1,513)                  (840)
      Net operating losses carried forward                                                      16,765                 12,537
      Employee future benefits                                                                     143                    132
      Foreign exchange contracts                                                                  (392)                     -
      Accruals                                                                                   1,032                    703
      Other                                                                                        211                    187
                                                                                      -----------------------------------------

      Net future income tax assets before valuation allowance                                   16,246                 12,719

      Valuation allowance                                                                      (16,246)               (12,719)
                                                                                      -----------------------------------------

      Net future income tax assets                                                                  --                     --
                                                                                      =========================================

      At June 30, 2004, the Company had available net operating loss carry forwards for income tax purposes of approximately $47,913 (2003 - $36,932). These potential future income tax benefits are available to be carried forward and applied against taxable income in future years and expire as follows:


                                                                   $

            Year ending of June 30, 2006                         2,962
                                    2007                        10,031
                                    2008                        14,165
                                    2009                         4,773
                                    2010                         5,001
                                    2014                        10,981
                                                                -------

                                                                 47,913
                                                                =======

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


16    Income taxes (continued)

      As at June 30, 2004, the Company also had federal investment tax credits of approximately $1,533 (2003 - $1,422) available to be carried forward and used to reduce federal income tax payable in future years which expire as follows:

                                                                      $

           Year ending June 30, 2005                                 17
                                2006                                 59
                                2007                                 56
                                2008                                 --
                                2009                                 27
                                2010                                26
                                2011                                965
                                2012                                248
                                2013                                 24
                                2014                                111
                                                                 -------

                                                                  1,533

           Valuation allowance                                   (1,533)
                                                                 -------

           Investment tax credits recoverable                         --
                                                                 =======

      Future taxable income of $53,300 is required to realize the net future income tax assets and investment taxes recoverable balances. The tax benefit of these assets has not been recognized in these financial statements as it is uncertain whether the Company will be able to utilize them before they expire.

17    Net change in non-cash working capital items related to operations


                                                                          2004                   2003                   2002
                                                                             $                      $                      $
      Accounts and financing receivables                                  1,526                  4,987                 2,771
      Foreign exchange contracts                                            905                 (1,992)               (1,525)
      Inventories                                                        (1,365)                  (453)                3,629
      Equipment on operating lease                                          (42)                (1,223)                 (270)
      Due from affiliated companies                                          82                  1,006                   443
      Prepaid expenses                                                     (249)                   173                   (59)
      Income taxes recoverable / payable                                      1                    126                  (302)
      Accounts payable and accrued liabilities                            3,874                 (3,650)                4,111
      Deferred revenue                                                     (233)                 1,537                   353
      Due to affiliated companies                                           251                    (43)                  103
                                                               ----------------------------------------------------------------

      Net change in non-cash working capital items                        4,750                    468                 9,254
                                                               ================================================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


18    Segment information

      The Company's principal operations relate to the manufacture, sale and distribution through a worldwide network of dealers, distributors and retailers of skid steer and mini skid steer loaders, attachments, parts, mobile screening plants and mini excavators for the industrial and construction industry and potato harvesting and handling equipment for the agriculture industry.

      Because of the integrated nature of the Company's sole manufacturing operation and common administrative and marketing support functions, the business is treated by management as a single operating segment for the purpose of making operations decisions and assessing performance.

      Revenues by destination and product group for the years ended June 30, were as follows:

                                                                          2004                   2003                   2002
                                                                             $                      $                      $
           Canada                                                        13,838                 13,602                11,995
           USA                                                           42,736                 48,868                59,642
           Europe                                                        11,869                 10,081                 8,529
           Rest of world                                                  6,273                  2,292                   852
                                                               ----------------------------------------------------------------

           Total sales to external customers                             74,716                 74,843                81,018
                                                               ================================================================

           Industrial and construction                                   69,947                 69,776                76,438
           Agriculture                                                    4,769                  5,067                 4,580
                                                               ----------------------------------------------------------------

           Total sales to external customers                             74,716                 74,843                81,018
                                                               ================================================================

      Sales to the USA include auction sales of Industrial and Construction products to the following major customers:


                                                                          2004                   2003                   2002
                                                                             $                      $                      $

           Customer A                                                     5,321                  9,648                17,740
           Customer B                                                     3,115                  9,067                11,310
                                                               ================================================================


      Capital assets by geographical area for the years ended June 30, were as follows:


                                             2004                   2003
                                                $                      $

           Canada                           14,173                13,749
           USA                                 238                   171
                                           --------------------------------

           Total                            14,411                13,920
                                           ================================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP)

      Significant differences between United States and Canadian GAAP, as it relates to the Company, are described below:

                                                                                            Years ended June 30
                                                                               ------------------------------------------------

                                                                                      2004            2003             2002
                                                                                        $               $                $
      Net loss for the year in accordance with Canadian GAAP                        (15,622)         (10,775)         (8,305)
      Add (deduct):

      Valuation of foreign exchange contracts (a), (c)                                  123            2,774           1,366

      Dividends on Class E preferred shares (d)                                          --            6,466           3,958
                                                                               ------------------------------------------------

      Net loss in accordance with U.S. GAAP                                         (15,499)          (1,535)         (2,981)
                                                                               ================================================


      Comprehensive loss in accordance with U.S. GAAP (b)                           (15,499)          (1,535)         (2,981)
                                                                               ================================================

      Basic and diluted net loss per share in accordance with U.S. GAAP               (5.59)           (0.58)          (1.16)

                                                                                                           Deficit
                                                                                                               $
      Balance - July 1, 2001 under Canadian GAAP                                                            (23,724)
      Valuation of foreign exchange contracts (a)                                                            (5,494)
                                                                                                     ----------------

      Balance - July 1, 2001 under U.S. GAAP                                                                (29,218)
      Net loss for the year                                                                                  (2,981)
      Dividends on Class E preferred shares (d)                                                              (3,958)
                                                                                                     ----------------

      Balance - June 30, 2002 under U.S. GAAP                                                               (36,157)
      Net loss for the year                                                                                  (1,535)
      Dividends on Class E preferred shares (b)                                                              (6,466)
                                                                                                     ----------------

      Balance - June 30, 2003 under U.S. GAAP                                                               (44,158)
      Net loss for the year                                                                                 (15,499)
                                                                                                     ----------------

      Balance - June 30, 2004 under U.S. GAAP                                                               (59,657)
                                                                                                     ================

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      The following summarizes the adjustments to the Company's balance sheets and cash flows in order to conform to U.S. GAAP.

      Balance Sheet                                             June 30, 2004                        June 30, 2003
                                                      ------------------------------------  -----------------------------------
                                                            Canadian      United States         Canadian       United States
                                                                GAAP               GAAP             GAAP                GAAP
                                                                   $                  $                $                   $
      Assets
      Trade accounts and financing receivables                  23,920           23,920             25,446            25,446
      Inventories                                               27,017           27,017             25,652            25,652
      Property, plant and equipment                             14,411           14,411             13,920            13,920
      Other assets (a)                                           4,227            2,921              4,978             4,975
                                                      -------------------------------------------------------------------------

                                                                69,575           68,269             69,996            69,993
                                                      =========================================================================

      Liabilities
      Trade payables                                             9,161            9,161              6,923             6,923
      Advances from affiliated companies                        66,461           66,461              7,000             7,000
      Preferred shares, Class E (d)                                 --               --             75,000                --
      Other liabilities (a)                                      8,418            8,343              8,916            10,267
                                                      -------------------------------------------------------------------------

                                                                84,040           83,965             97,839            24,190
                                                      -------------------------------------------------------------------------

      Preferred shares, Class E (d)                                 --               --                 --            75,000
                                                      -------------------------------------------------------------------------

      Shareholder's Deficiency
      Capital stock                                             43,961           43,961             14,961            14,961
      Deficit                                                  (58,426)         (59,657)           (42,804)          (44,158)
      Accumulated other comprehensive loss                          --               --                 --                --
                                                      -------------------------------------------------------------------------

                                                               (14,465)         (15,696)           (27,843)          (29,197)
                                                      -------------------------------------------------------------------------

                                                                69,575           68,269             69,996            69,993
                                                      =========================================================================

      The statement of cash flows under U.S. GAAP is the same as the statement of cash flows under Canadian GAAP.

      (a)  Derivative instruments

      Beginning in 2001, the Company elected not to adopt the optional hedge accounting provisions of the FASB Statements No's. 133 and 138, Accounting for Derivative Instruments and Hedging Activities. Accordingly, for United States GAAP reporting purposes only, beginning in 2001, unrealized gains and losses resulting from the valuation of derivatives at fair value are recognized in net income as the gains and losses arise and not concurrently with the recognition of the transactions being hedged. The gain or (loss) recognized in income for the years ended June 30, 2002, 2003 and 2004 are $2,891, $4,766, and ($902) respectively.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      (a)  Derivative instruments (continued)

      In its primary Canadian GAAP financial statements for the years ended June 30, 2002 and 2003 the Company continued to recognize the gains and losses on derivative contracts in income concurrently with the recognition of the transactions being hedged. Certain foreign denominated transactions that are being hedged through the use of foreign currency forward contracts are measured at the forward exchange rates implicit in the derivative contracts. For the year ended June 30, 2004, the Company changed the treatment in its primary Canadian GAAP financial statements to recognize the valuation of derivatives at fair value with the unrealized gains and losses recognized in income subject to certain transitional provisions in accordance with AcG 13 (see page 34). The $882 net gain resulting from these transitional provisions is not applicable for United States GAAP.

      Since for United States GAAP purposes hedge accounting is not being applied to these transactions, the carrying value of foreign exchange contracts that were hedging certain foreign currency denominated account balances are not deferred. Instead changes in their carrying values are recognized as foreign exchange gains or (losses) in income which amounted to ($1,525), ($1,992) and $1,907 for the years ended June 30, 2002, 2003 and 2004 respectively. In addition as hedge accounting is not being applied in 2002 and 2003 for United States GAAP purposes, foreign currency denominated revenues are required to be translated at the spot rates of exchange prevailing at the transaction date as opposed to at the rates established by the terms of foreign exchange contracts used to hedge these transactions that was applied in those years under Canadian GAAP. Consequently, sales for United States GAAP purposes are $720 lower in 2003 and $3,980 higher in 2002 than the sales reported for Canadian GAAP purposes with an equal and offsetting adjustment to foreign exchange losses and gains in 2003 and 2002 respectively.

      In summary, the effect of the above adjustments is as follows:

                                                                            2004           2003           2002          2001
                                                                              $              $              $             $
      Change in fair value of derivatives                                   (902)          4,766          2,891        (7,104)

      Reversal of transitional provisions under AcG 13                      (882)             --             --            --

      Reversal of changes in carrying value of derivatives                 1,907          (1,992)        (1,525)        1,610
                                                                     ----------------------------------------------------------

                                                                             123           2,774          1,366        (5,494)
                                                                     ==========================================================


      Under United States GAAP, all derivatives, whether designated as hedging relationships or not, are required to be recorded on the balance sheet at fair value. The fair value of these derivatives recognized at year end June 30, 2003 was a $2,186 financial asset and a $1,633 financial liability and at year end June 30, 2002 was a $2,149 financial asset and a $6,362 financial liability.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      (b)   Comprehensive income

      United States accounting standards for reporting comprehensive income are set forth in SFAS No. 130, which requires the Company to disclose items of other comprehensive income in a financial statement and to disclose accumulated balances of other comprehensive income in the equity section of the financial statements. Comprehensive income represents the change in equity during a reporting period from transactions and other events and circumstances from non-owner sources. Components of comprehensive income include items such as net earnings (loss), changes in the fair value of investments not held for trading, minimum pension liability adjustments, derivative instruments and certain foreign currency translation gains and losses. The concept of comprehensive income does not exist under Canadian GAAP. There are no other comprehensive income components applicable to the Company's financial statements other than net loss that require disclosure to be in accordance with United States accounting standards.

      (c)   Income taxes

      U.S. GAAP requires that future tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      The income tax expense applicable to the United States GAAP differences for the years ended June 30, 2004, 2003, and 2002 is $43, $971, and $478 respectively. This expense is offset by an equivalent decrease in the valuation allowance for the years ended June 30, 2004, 2003 and 2002 of $43, $971 and $478 respectively.

      (d)   Mandatorily redeemable preferred shares

      In accordance with Staff Accounting Bulletin Topic 3 "Senior Securities", the Class E redeemable preferred shares are reported separately from liabilities and shareholder's deficiency on the Consolidated Balance Sheet under U.S. GAAP. Dividends paid on these shares are reflected as a charge against the deficit. With effect from July 1, 2003 these preferred shares were reclassified as liabilities, and dividends paid in 2004 were classified as a financial expense in the Consolidated Statement of Loss in accordance with SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (see page 31).

      Recently adopted accounting standards under United States GAAP

      FIN 46 `Consolidation of Variable Interest Entities' (VIE's)

      In January 2003, the FASB issued FASB Interpretation No. 46 (revised in December 2003 as FIN 46R), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. The Company is required to apply FIN 46R to all variable interests in VIE's commencing in fiscal 2004. For variable interests in VIE's created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      Recently adopted accounting standards under United States GAAP (continued)

      and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The application of FIN 46R to variable interests in VIE's had no effect on the Company's financial statements as the Company has no variable interests in VIE's.

      SFAS 150 `Accounting for Certain Financial Instruments with
      Characteristics of both Liabilities and Equity'

      FASB Statement No. 150 was issued in May 2003 and establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity and includes required disclosures for financial instruments within its scope. This Statement is effective for instruments entered into or modified after May 31, 2003 and is otherwise effective as of July 1, 2003, except for mandatorily redeemable financial instruments of non-public companies. For such mandatorily redeemable financial instruments, the Statement is effective for the Company as of January 1, 2004. The application of Statement 150 resulted in the reclassification of the Class E preferred shares from the mezzanine section to the liabilities section of the Consolidated Balance Sheet for the period July 1, 2003 to the date of their redemption (June 23, 2004) and dividends paid on these shares in 2004 were treated as interest as opposed to a charge to the deficit under U.S. GAAP.

      SFAS 143 `Accounting for Asset Retirement Obligations'

      In June 2001, FASB Statement No. 143 was issued which requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. The Company also would record a corresponding asset that is depreciated over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation would be adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. The Company was required to adopt Statement 143 on July 1, 2003. The adoption of Statement 143 had no effect on the Company's financial statements.

      FIN 45 `Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34'

      In November 2002, FASB Interpretation No. 45 was issued which enhances the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation were applicable to guarantees issued or modified after December 31, 2002 and the disclosure requirements were effective for financial statements of interim or annual periods ending after December 15,

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


19 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      Recently adopted accounting standards under United States GAAP (continued)

      2002. The Company entered into a sales contract with a dealer / distributor which is being accounted for pursuant to Interpretation No. 45 (see note 10).

      SFAS 132 `Employers' Disclosures about Pensions and Other Postretirement Benefits'

      In December 2003, FASB Statement No. 132 (revised) was issued which prescribes the required employers' disclosures about pension plans and other postretirement benefit plans; but it does not change the measurement or recognition of those plans. The Statement retains and revises the disclosure requirements contained in the original Statement 132. It also requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans. The Statement generally is effective for fiscal years ending after December 15, 2003. The Company's disclosures in note 9 incorporate the requirements of Statement 132 (revised).

      SFAS 146 `Accounting for Costs Associated with Exit or Disposal
      Activities'

      In June 2002, FASB Statement No. 146 was issued which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity". The provisions of Statement 146 were effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The Company undertook a restructuring of its operations during fiscal year 2004 which is being accounted for pursuant to Statement 146 (see note 15).

      Recently issued accounting standards under United States GAAP

      FSP 106-2 `Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003'

      In May 2004 FASB Staff Position 106-2 was issued in response to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
      Act) that became law in the United States in December 2003. The Act introduces a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the Medicare benefit. The adoption of FSP 106-2 will not have a material impact on the Company's financial statements.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


20    Financial instruments

      Fair value

      The Company's financial instruments include cash and short-term deposits, bank advances, trade accounts and financing receivables, accounts payable, advances from affiliates and foreign exchange contracts.

      Due to the short-term maturity of cash and short-term deposits, bank advances, trade accounts receivable, accounts payable and accrued liabilities and advances from affiliates, the carrying values of these instruments are reasonable estimates of their fair value.

      The fair value of the long-term financing receivables cannot be determined due to the nature of the receivables and uncertainty as to the duration of the financing period.

      The fair value of forward foreign exchange contracts are estimated based on the amount that the Company would receive or be required to pay if forced to settle these contracts at the year-end using year-end forward rates. The carrying value of the forward foreign exchange contracts at June 30, 2003, hedging existing balance sheet items, prior to the adoption of AcG 13 was based on year end spot rates. The Company has no intention to settle these contracts before maturity.

                                                    June 30, 2004                                 June 30, 2003
                                        -----------------------------------------     -----------------------------------------

                                                                          Fair                                          Fair
                                          Carrying value                 value         Carrying value                  value
                                                       $                     $                      $                      $
      Financial assets                               263                    263                  2,189                 2,186
      Financial liabilities                         (612)                  (612)                  (282)               (1,633)
                                        ---------------------------------------------------------------------------------------

                                                    (349)                  (349)                 1,907                   553
                                        =======================================================================================

      The fair value of the foreign exchange contracts at June 30, 2003 relates to the net unrealized gains on hedges of foreign currency assets and liabilities of $1,904 (carrying value $1,907) and the net unrealized losses on hedges of anticipated future transactions of $1,351 (carrying value $nil).

      Credit risk

      The Company's financial assets that are exposed to credit risk consist primarily of cash, trade accounts and financing receivables and derivative contracts. The Company does not believe it is subject to any significant concentration of credit risk.

      Cash is invested with major financial institutions.

      The Company is exposed to normal credit risk from customers. Trade accounts and financing receivables have significant concentrations of credit risk in the industrial and construction industry and on a geographical basis in the USA as disclosed in note 18. All auction sales are to two customers in the USA as disclosed in note 18.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


20    Financial instruments (continued)

      The Company is exposed to credit risk in the event of non-performance by its counterparties on its foreign exchange contracts and swap contracts. The Company does not anticipate non-performance by any of the counterparties, as it deals through the treasury centre of its parent, McCain Foods Limited, which in turn deals with counterparties who are major financial institutions and have a minimum A rating. The Company anticipates the counterparties will satisfy their obligations under the contracts. The relative market positions with each external counterparty are monitored by McCain Foods Limited's treasury centre to ensure an adequate diversification of risk.

      Interest rate risk

      The Company is exposed to interest rate risk as future changes in the prevailing level of interest rates affects the cash flows associated with the financing receivables (note 5) and the advances from affiliated companies (note 8). The Company has not entered into any financial instrument contracts to hedge the interest rate exposure associated with these items.

      Currency risk

      The Company enters into contracts to purchase or sell foreign currencies in order to convert known foreign currency assets and liabilities and known or highly expected foreign currency revenues and expenses into domestic currencies to reduce the Company's exposure to fluctuations in foreign currencies.

      The contractual amounts of the Company's forward foreign exchange contracts at June 30, 2004 are as follows:

                                                                 Nominal value
                                                                        $

            Maturing monthly in 2005                                   20,575
                                2006                                   11,886
                                2007                                    9,348
                                                            -------------------

                                                                       41,809
                                                            -------------------


      The major foreign currencies exposures hedged relate to United States dollars and Euros.

      The Company elected not to apply the optional hedge accounting provisions prescribed by AcG 13. In accordance with the transition requirements of AcG 13, hedge accounting that has been applied in previous years is not reversed and a $1,351 net loss that was previously not recognized in relation to hedges of anticipated transactions (cash flow hedges) has now been recorded and continues to be deferred and carried forward for subsequent recognition in income in the same periods as the corresponding hedged foreign currency denominated items. At June 30, 2004, there was a net deferred loss of $1,231 in relation to these contracts. Subsequent to the transition date, the Company is recognizing all forward foreign exchange contracts at fair value with changes in fair value arising after the transition date recognized in foreign exchange gains and losses in income in accordance with EIC 128. A corresponding $263 financial asset ($228 current and $35 long-term) and $612 ($167 current and $445 long-term) financial liability has been recognized at June 30, 2004.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


21    Subsequent events

      On October 1, 2004, the Company entered into a definitive agreement to sell its business and certain assets, to Thomas Equipment 2004 Inc. (a Canadian corporation, wholly owned by Thomas Equipment Inc., a US publicly traded company), effective October 1, 2004.


      This transaction closed on November 9, 2004. Details of the sale are as follows:

                                                                                                                          $
      Sale proceeds:
           Deposit received on entering into definite agreement                                                          250
           Cash received on closing                                                                                   19,424
           Redeemable, retractable, non-voting preferred shares in Thomas Equipment 2004 Inc.                         10,000
           Promissory note                                                                                             2,700
           Deferred consideration                                                                                      3,742
           Capital lease of property, plant and equipment                                                              6,026
                                                                                                            ------------------

                                                                                                                      42,142

      Net assets disposed of:
           Property, plant and equipment                                                                              14,200
           Inventory                                                                                                  27,942
                                                                                                            ------------------

      Gain on disposal                                                                                                    --
                                                                                                            ------------------


      The preferred shares in Thomas Equipment 2004 Inc. are redeemable at par plus accrued but unpaid dividends at the option of that company at any time or by the holder on or after the eighteenth month anniversary of the issuance of the shares. These preferred shares carry a cumulative dividend of 8% per annum increasing to 12% after eighteen months. The Company sold these preferred shares to its parent, McCain Foods Limited on November 9, 2004 at par.

      The promissory note carries interest at 4% per annum and is receivable over two years in equal instalments commencing one year after closing.

      The deferred consideration is receivable in the three equal monthly payments of $1,247 commencing December 9, 2004.

      Under the terms of the sale agreement the Company entered into a two year capital lease agreement with Thomas Equipment 2004 Inc. to lease these properties for an annual lease payment of $600. Pursuant to the lease, Thomas Equipment 2004 Inc. has the right at any time prior to the expiration of the lease term to purchase the leased properties for $6,026 being their net book value as at September 30, 2004. In addition, the Company has a right to force Thomas Equipment 2004 Inc. to purchase the leased properties at the expiration of the lease for the same amount.

Thomas Equipment Limited
Notes to Consolidated Financial Statements
For the year ended June 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)


22    Basic and diluted loss per common share

                                                                     2004            2003            2002
                                                                        $               $               $
      Net loss available to common shareholders                   (15,622)        (10,775)         (8,305)

      Weighted average number of common shares outstanding      2,774,507       2,643,000       2,560,808


      Basic and diluted loss per common shares                      (5.63)          (4.08)          (3.24)


23    Provision for doubtful receivables

                                                                     2004            2003            2002
                                                                        $               $               $
      Balance at start of year                                      1,196           1,171           3,401
      Receivables written off in year                              (1,158)           (271)         (2,792)
      Increase in provision in year                                 2,222             296             562
                                                                -----------------------------------------

      Balance at end of year                                        2,260           1,196           1,171
                                                                =========================================

        Thomas Equipment Limited

        Consolidated Interim Financial Statements
        September 30, 2004
        (in thousands of Canadian dollars)

        (Unaudited)

Thomas Equipment Limited
Consolidated Interim Balance Sheet
As at September 30, 2004
--------------------------------------------------------------------------------
(in thousands of Canadian dollars)


Going concern (note 1)

                                                                                                     Unaudited       June 30
                                                                                             September 30 2004          2004
                                                                                                             $             $

Assets
Current assets
Cash                                                                                                       108         1,097
Accounts receivable, net of allowance for doubtful accounts of $2,109 (June - $2,260)                   13,988        14,690
Financing receivables                                                                                    3,674         3,977
Inventories (note 2)                                                                                    27,942        27,017
Income taxes recoverable                                                                                    --            44
Due from affiliated companies                                                                              332           215
Prepaid expenses                                                                                           281           581
Deferred unrealized loss on foreign exchange contracts                                                     375           348
Foreign exchange contracts                                                                                 859           228
Property, plant and equipment held for sale (note 8)                                                     8,174         8,782
                                                                                             ----------------------------------

                                                                                                        55,733        56,979

Financing receivables, net of current portion                                                            4,069         5,253

Property, plant and equipment held for sale (note 8)                                                     6,026         5,629

Other assets                                                                                             2,116         1,714
                                                                                             ----------------------------------

                                                                                                        67,944        69,575
                                                                                             ==================================

Liabilities

Current liabilities
Bank advances                                                                                            2,963            --
Trade payables                                                                                           6,187         9,161
Warranty liability (note 6)                                                                              1,234         1,232
Severance accrual (note 3)                                                                               2,005         1,189
Other payables and accrued liabilities                                                                   3,212         2,019
Income taxes payable                                                                                        27            --
Deferred revenue                                                                                           116            39
Deferred unrealized gain on foreign exchange contracts                                                      36            75
Foreign exchange contracts                                                                                  --           167
Due to affiliated companies                                                                                415         1,174
Advances from affiliated companies                                                                      65,696        66,461
Accrued interest payable on advances from affiliated companies                                             756            52
                                                                                             ----------------------------------

                                                                                                        82,647        81,569

Deferred revenue                                                                                         1,466         1,618

Foreign exchange contracts                                                                                  --           445

Employee future benefit liabilities                                                                        419           408
                                                                                             ----------------------------------

                                                                                                        84,532        84,040
                                                                                             ----------------------------------

Contingencies and commitments (note 6)

Shareholder's Deficiency

Capital stock                                                                                           43,961        43,961

Deficit                                                                                                (60,549)      (58,426)
                                                                                             ----------------------------------

                                                                                                       (16,588)      (14,465)
                                                                                             ----------------------------------

                                                                                                        67,944        69,575
                                                                                             ==================================

  The accompanying notes are an integrated part of these financial statements.


Approved by:


_____________________________        ___________________________________________
Allison McCain, Chairman             Derrick MacDougall, Vice-President, Finance

Thomas Equipment Limited
Consolidated Interim Statement of Deficit
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars)


                                                                                            Three months ended September 30
                                                                                  ---------------------------------------------
                                                                                                 2004                   2003
                                                                                                    $                      $
Deficit - Beginning of period                                                                 (58,426)               (42,804)

Net loss for period                                                                            (2,123)                  (889)
                                                                                  ---------------------------------------------

Deficit - End of period                                                                       (60,549)               (43,693)
                                                                                  =============================================

Thomas Equipment Limited
Consolidated Interim Statement of Loss
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except for number of shares and per share amounts)



Going Concern (note 1)                                                                     Three months ended September 30
                                                                                    -------------------------------------------

                                                                                                  2004                  2003
                                                                                                     $                     $
Sales                                                                                            18,033               20,218

Cost of sales                                                                                   (15,318)             (17,130)
                                                                                    -------------------------------------------

Gross profit                                                                                      2,715                3,088

Selling expenses                                                                                 (2,338)              (2,170)
General and administrative expenses                                                              (2,891)              (1,456)
Provision for doubtful receivables                                                                  (53)                (188)
Other income (expense)                                                                            1,113                  (64)
                                                                                    -------------------------------------------

Operating loss                                                                                   (1,454)                (790)

Net financial expense                                                                              (649)                 (77)
                                                                                    -------------------------------------------

Loss before income taxes                                                                         (2,103)                (867)

Provision for income taxes
Current                                                                                             (20)                 (22)
                                                                                    -------------------------------------------

Net loss for the period                                                                          (2,123)                (889)
                                                                                    ===========================================

Basic and diluted loss per common share                                                           (0.25)               (0.34)

Weighted average number of common shares outstanding                                          8,643,000            2,643,000

  The accompanying notes are an integrated part of these financial statements.

Thomas Equipment Limited
Consolidated Interim Statement of Cash Flows
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars)


                                                                                          Three months ended September 30
                                                                                    -------------------------------------------

                                                                                                 2004                   2003
                                                                                                    $                      $
Cash provided by (used in)

Operating activities
Net loss for the period                                                                         (2,123)                 (889)
Items not affecting cash
      Amortization of property, plant and equipment                                                569                   391
      Amortization of deferred amounts for non-qualifying hedges                                    38                   102
      Amortization of other assets                                                                 122                   129
      Gain on sale of property, plant and equipment                                                 (4)                  (24)
Net change in non-cash working capital items related to operations                              (1,446)                2,353
Net change in employee future benefit liabilities                                                   11                    20
                                                                                    -------------------------------------------

Cash (used in) provided by operating activities                                                 (2,833)                2,082
                                                                                    -------------------------------------------

Investing activities
Purchase of property, plant and equipment                                                         (380)                 (937)
Proceeds on sale of property, plant and equipment                                                   26                    24
Insurance claim received                                                                            --                   810
                                                                                    -------------------------------------------

Cash used in investing activities                                                                 (354)                 (103)
                                                                                    -------------------------------------------

Financing activities
Net proceeds (repayments) relating to advances from affiliated companies                          (765)                2,600
(Decrease) increase in bank advances                                                             2,963                (2,589)

Cash provided by financing activities                                                            2,198                    11
                                                                                    -------------------------------------------

Net change in cash during the period                                                              (989)                1,990

Cash - Beginning of period                                                                       1,097                   107
                                                                                    -------------------------------------------

Cash - End of period                                                                               108                 2,097
                                                                                    ===========================================

  The accompanying notes are an integrated part of these financial statements.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


1     Significant accounting policies

      Basis of financial statement preparation and going concern

      These consolidated interim financial statements are unaudited and do not conform in all respects to the requirements of generally accepted accounting principles in Canada or the United States for annual financial statements. However, in the opinion of management, all adjustments which are of a normal and recurring nature, necessary for a fair presentation of the results of operations of these interim periods have been included. These unaudited financial statements should be read in conjunction with the audited financial statements for the year ended June 30, 2004. These interim financial statements follow the same accounting policies and methods as the annual financial statements, except for the change in policy related to asset retirement obligations which was adopted effective July 1, 2004.

      The consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business for the foreseeable future.

      During the three months ended September 30, 2004, the Company incurred a loss of $2,123 and is not generating sufficient cash flows to cover operating costs and to fund investments in working capital and additions to property, plant and equipment. Also at September 30, 2004, the Company had a working capital deficit of $26,914 a shareholder's deficiency of $16,588. These conditions cast substantial doubt upon the validity of the going concern assumption. The company's ability to meet its obligations as they fall due is dependant upon the continued financial support of its shareholder and creditors, its ability to secure additional financing as required and upon attaining profitable operations.

      On October 1, 2004, the Company sold its business and certain assets to Thomas Equipment 2004 Inc. for $42,142 (note 8). The Company's parent, McCain Foods Limited has committed to provide financial support as required to ensure the Company, Thomas Equipment Limited, is able to settle its remaining liabilities after the sale as they fall due and to continue as a going concern for the foreseeable future. This commitment does not extend to Thomas Equipment 2004 Inc.

      Cyclicality

      In the opinion of management the Company's sales are not significantly cyclical. However, the Company uses a standard costing system and at interim period ends, purchase price, efficiency and volume variances that are expected to be absorbed by year end are not brought into income, in order to avoid potentially misleading interim results.

      Recently adopted accounting standards

      Disposal of long-lived assets and discontinued operations

      In December 2002, the CICA revised Section 3475, "Disposal of Long-lived Assets and Discontinued Operations" ("Section 3475"). This Section superseded the disposal provisions of Section 3475, "Discontinued Operations" and provides specific criteria for, and requires separate clarification of, assets held for sale and

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


1     Significant accounting policies (continued)

      requires these assets be measured at the lower of their carrying amounts or fair values, less costs to sell. Long-lived assets should not be amortized while they are classified as held for sale and are not reclassified as current assets if all of the proceeds of the sale will not be realized within one year of the balance sheet date. Section 3475 also broadens the definition of discontinued operations to include all distinguishable components of an entity that will be eliminated from operations. Revised Section 3475 is applicable to all disposed activities initiated on or after May 1, 2003 and has been applied to the disposal of the Company's business and certain assets (note 8).

      Asset retirement obligations

      Effective July 1, 2004, the Company adopted the recommendations of the CICA standards Section 3110 for Asset Retirement Obligations. This standard requires asset retirement obligations to be recognized when incurred and recorded as liabilities at fair value. The amount of the liability is subject to re-measurement at each reporting period. The liability is accreted over time through periodic charges to earnings. In addition, the asset retirement cost is capitalized as part of the asset's carrying value and amortized over the estimated life of the related asset. This change in accounting policy is required to be applied retroactively. The adoption of this standard did not have a material impact on these financial statements.

2     Inventories

                                                             Unaudited
                                                          September 30                June 30
                                                                  2004                   2004
                                                                     $                      $
      Raw materials and spare parts                              11,240                11,614
      Work in progress                                              833                 2,162
      Finished goods                                             15,483                12,955
      Packaging and supplies                                        386                   286
                                                        ----------------------------------------

                                                                 27,942                27,017
                                                        ========================================

3     Severance accruals

                                                                     $

      Balance - June 30, 2004                                     1,189
      Accruals for special termination benefits                   1,037
      Payments                                                     (221)
                                                        -----------------

      Balance - September 30, 2004                                2,005
                                                        =================


      Subsequent to the period end, a further severance of $440 was recorded following the sale of the business to Thomas Equipment 2004 Inc. These liabilities are expected to be settled within a two year period.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


4     Employee benefit plans

      The Company's net benefit cost recognized for its defined benefit plans is as follows:

                                                                         Three months ended September 30
                                             ----------------------------------------------------------------------------------

                                                                   Pension Benefits                         Other Benefits
                                             ----------------------------------------------------------------------------------
                                                              2004                2003                2004                2003
                                                                 $                   $                   $                   $
      Current service cost                                     167                 171                   5                  5
      Interest cost                                            280                 254                   6                  6
      Expected return on plan assets                          (266)               (225)                 --                 --
      Amortization of actuarial losses                          --                   1                  --                 --
      Amortization of past service costs                         2                   2                  --                 --
      Curtailment loss                                         451                  --                  --                 --
                                             ----------------------------------------------------------------------------------

                                                               634                 203                  11                 11
                                             ==================================================================================


      The curtailment loss recognized in the three month period ended September 30, 2004 relates to the termination of the employment of a number of employees in connection with a restructuring of the Company's operations in July 2004 and to the sale of the Company's business effective October 1, 2004 and is included in general and administrative expenses. In addition, a curtailment gain of $333 in relation to the other benefit plans was recognized in November 2004 following the closing of the sale of the Company's business.

5     Segment information

      The Company's principal operations relate to the manufacture, sale and distribution through a worldwide network of dealers, distributors and retailers of skid steer and mini skid steer loaders, attachments, parts, mobile screening plants and mini excavators for the industrial and construction industry and potato harvesting and handling equipment for the agriculture industry.

      Because of the integrated nature of the Company's sole manufacturing operation and common administrative and marketing support functions, the business is treated by management as a single operating segment for the purpose of making operations decisions and assessing performance.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


5     Segment information (continued)

      Revenues by destination and product group were as follows:

                                                                                             Three months ended September 30
                                                                                    -------------------------------------------

                                                                                                 2004                   2003
                                                                                                    $                      $
           Canada                                                                                3,752                 5,505
           USA                                                                                   9,340                11,267
           Europe                                                                                3,275                 2,689
           Rest of world                                                                         1,666                   757
                                                                                    -------------------------------------------

           Total sales to external customers                                                    18,033                20,218
                                                                                    ===========================================

           Industrial and construction                                                          15,808                16,755
           Agriculture                                                                           2,225                 3,463
                                                                                    -------------------------------------------

           Total sales to external customers                                                    18,033                20,218
                                                                                    ===========================================


      Property, plant and equipment by geographical area were as follows:


                                                                                                                     June 30
                                                                                      September 30 2004                 2004
                                                                                                      $                    $
           Canada                                                                                13,969               14,173
           USA                                                                                      231                  238
                                                                                    -------------------------------------------

           Total                                                                                 14,200               14,411
                                                                                    ===========================================


6     Contingencies and commitments

      Contingencies

      The Company is involved in and potentially subject to various claims and litigation arising out of the ordinary course and conduct of its business including product liability, intellectual property, labour and employment, environmental and tax matters. Management does not consider the Company's exposure to such claims and litigation to be material to the consolidated financial statements.

      The Company's products are sold with a one year comprehensive bumper to bumper warranty except for loader sales in North America and Australia, which have a three year bumper to bumper warranty, followed by a powertrain warranty in years four and five. The Company generally determines its total warranty liability by applying historical claims rate experience to the estimated amount of equipment that has been sold and is still under warranty based on dealer inventories and retail sales. The historical claims rate is primarily determined

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


6     Contingencies and commitments (continued)

      by a review of claims costs and currency quality developments. A reconciliation of the changes in the warranty liability is as follows:


                                                                  Warranty
                                                                 Liability
                                                              -----------------
                                                                         $

           Balance - June 30, 2004                                    1,232
           Payments                                                    (318)
           Accruals for warranties                                      320
                                                              -----------------

           Balance - September 30, 2004                               1,234
                                                              -----------------

      Commitments

      At September 30, 2004, the Company had no capital commitments to purchase property, plant and equipment and no new operating lease agreements were entered into since June 30, 2004.

      Guarantees

      The Company has entered into sales contracts with a dealer / distributor which include a guaranteed buy back value at the end of a three year period if that dealer / distributor has not sold the equipment to a retail customer. The total potential outstanding obligation under these arrangements at September 30, 2004 was $1,342 which is accrued by default within the deferred revenue of $1,582.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


7 Differences between United States and Canadian generally accepted accounting principles (GAAP)

      Significant differences between United States and Canadian GAAP, as it relates to the Company, are described below:


                                                                                             Three months ended September 30
                                                                                    -------------------------------------------

                                                                                                 2004                   2003
                                                                                                    $                      $
      Net loss for the period in accordance with Canadian GAAP                                  (2,123)                 (630)
      Add (deduct):

      Valuation of foreign exchange contracts (a), (c)                                              38                   105
                                                                                    -------------------------------------------

      Net loss in accordance with U.S. GAAP                                                     (2,085)                 (525)
                                                                                    ===========================================


      Comprehensive loss in accordance with U.S. GAAP (b)                                       (2,085)                 (525)
                                                                                    ===========================================

      Basic and diluted net loss per share in accordance with U.S. GAAP                          (0.24)                (0.20)

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


7 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      The following summarizes the adjustments to the Company's balance sheets and cash flows in order to conform to U.S. GAAP.


      Balance Sheet                                            September 30, 2004                     June 30, 2004
                                                       ------------------------------------------------------------------------

                                                              Canadian        United States       Canadian     United States
                                                                  GAAP                GAAP            GAAP             GAAP
                                                                     $                   $               $                $
      Assets
      Trade accounts and financing receivables                  21,731               21,731          23,920           23,920
      Inventories                                               27,942               27,942          27,017           27,017
      Property, plant and equipment                             14,200               14,200          14,411           14,411
      Other assets (a)                                           4,071                2,842           4,227            2,921
                                                       ------------------------------------------------------------------------

                                                                67,944               66,715          69,575           68,269
                                                       ------------------------------------------------------------------------

      Liabilities
      Trade payables                                             6,187                6,187           9,161            9,161
      Advances from affiliated companies                        65,696               65,696          66,461           66,461
      Other liabilities (a)                                     12,649               12,613           8,418            8,343
                                                       ------------------------------------------------------------------------

                                                                84,532               84,496          84,040           83,965
                                                       ------------------------------------------------------------------------

      Shareholder's Deficiency
      Capital stock                                             43,961               43,961          43,961           43,961
      Deficit                                                  (60,549)             (61,742)        (58,426)         (59,657)
      Accumulated other comprehensive loss                          --                   --              --               --
                                                       ------------------------------------------------------------------------

                                                               (16,588)             (17,781)        (14,465)         (15,696)
                                                       ------------------------------------------------------------------------

                                                                67,944               66,715          69,575           68,269
                                                       ------------------------------------------------------------------------

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


7 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      The statement of cash flows under U.S. GAAP is the same as the statement of cash flows under Canadian GAAP.

      (a)   Derivative instruments

      Beginning in 2001, the Company elected not to adopt the optional hedge accounting provisions of the FASB Statements No's. 133 and 138, Accounting for Derivative Instruments and Hedging Activities. Accordingly, for United States GAAP reporting purposes only, beginning in 2001, unrealized gains and losses resulting from the valuation of derivatives at fair value are recognized in net income as the gains and losses arise and not concurrently with the recognition of the transactions being hedged. The loss recognized in income for the period ended September 30, 2003 is $742. As described in the next paragraph, the Company changed its reporting in its primary Canadian GAAP financial statements effective July 1, 2003. As a result, the $1,886 gain recognized in income for the period ended September 30, 2004 is the same under both Canadian and United States GAAP.

      In its primary Canadian GAAP financial statements for the years ended June 30, 2003 and prior, the Company continued to recognize the gains and losses on derivative contracts in income concurrently with the recognition of the transactions being hedged. Certain foreign denominated transactions that are being hedged through the use of foreign currency forward contracts are measured at the forward exchange rates implicit in the derivative contracts. Commencing July 1, 2003, the Company changed the treatment in its primary Canadian GAAP financial statements to recognize the valuation of derivatives at fair value with the unrealized gains and losses recognized in income subject to certain transitional provisions in accordance with AcG 13 (see note 9). The $1,060 net gain and $38 net loss resulting from these transitional provisions for the periods ended September 30, 2003 and 2004 respectively is not applicable for United States GAAP.

      Since for United States GAAP purposes hedge accounting is not being applied to these transactions, the carrying value of foreign exchange contracts that were hedging certain foreign currency denominated account balances are not deferred. Instead, changes in their carrying values are recognized as foreign exchange gains or (losses) in income which amounted to a gain of $1,907 for the period ended September 30, 2003.

      In summary, the effect of the above adjustments is as follows:

                                                                    Three months ended September 30
                                                                --------------------------------------

                                                                        2004                   2003
                                                                           $                      $
      Change in fair value of derivatives                                  --                  (742)
      Reversal of transitional provisions under AcG 13                     38                (1,060)
      Reversal of changes in carrying value of derivatives                 --                 1,907
                                                                --------------------------------------

                                                                           38                   105
                                                                ======================================

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


7 Differences between United States and Canadian generally accepted accounting principles (GAAP) (continued)

      (a)   Derivative instruments (continued)

      Under United States GAAP, all derivatives, whether designated as hedging relationships or not, are required to be recorded on the balance sheet at fair value. The fair value of these derivatives recognized at September 30, 2004 was a $1,537 financial asset and at June 30, 2004 was a $263 financial asset and a $612 financial liability.

      (b)   Comprehensive income

      United States accounting standards for reporting comprehensive income are set forth in SFAS No. 130, which requires the Company to disclose items of other comprehensive income in a financial statement and to disclose accumulated balances of other comprehensive income in the equity section of the financial statements. Comprehensive income represents the change in equity during a reporting period from transactions and other events and circumstances from non-owner sources. Components of comprehensive income include items such as net earnings (loss), changes in the fair value of investments not held for trading, minimum pension liability adjustments, derivative instruments and certain foreign currency translation gains and losses. The concept of comprehensive income does not exist under Canadian GAAP. There are no other comprehensive income components applicable to the Company's financial statements other than net loss that require disclosure to be in accordance with United States accounting standards.

      (c)   Income taxes

      U.S. GAAP requires that future tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      The income tax expense applicable to the United States GAAP differences for the periods ended September 30, 2004 and 2003 is $13 and $37 respectively. This expense is offset by an equivalent decrease in the valuation allowance for the period ended September 30, 2004 and 2003 of $13 and $37 respectively.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


8     Subsequent events

      On October 1, 2004, the Company entered into a definitive agreement to sell its business and certain assets, to Thomas Equipment 2004 Inc. (a Canadian corporation, wholly owned by Thomas Equipment Inc., a US publicly traded company), effective October 1, 2004.

      This transaction closed on November 9, 2004. Details of the sale are as follows:

                                                                                                                          $
      Sale proceeds:
           Deposit received on entering into definite agreement                                                          250
           Cash received on closing                                                                                   19,424
           Redeemable, retractable, non-voting preferred shares in Thomas Equipment 2004 Inc.                         10,000
           Promissory note                                                                                             2,700
           Deferred consideration                                                                                      3,742
           Capital lease of property, plant and equipment                                                              6,026
                                                                                                            ------------------

                                                                                                                      42,142

      Net assets disposed of:
           Property, plant and equipment                                                                              14,200
           Inventory                                                                                                  27,942
                                                                                                            ------------------

      Gain on disposal                                                                                                    --
                                                                                                            ==================


      The preferred shares in Thomas Equipment 2004 Inc. are redeemable at par plus accrued but unpaid dividends at the option of that company at any time or by the holder on or after the eighteenth month anniversary of the issuance of the shares. These preferred shares carry a cumulative dividend of 8% per annum increasing to 12% after eighteen months. The Company sold these preferred shares to its parent, McCain Foods Limited on November 9, 2004 at par.

      The promissory note carries interest at 4% per annum and is receivable over two years in equal instalments commencing one year after closing.

      The deferred consideration is receivable in the three equal monthly payments of $1,247 commencing December 9, 2004.

      Under the terms of the sale agreement the Company entered into a two year capital lease agreement with Thomas Equipment 2004 Inc. to lease these properties for an annual lease payment of $600. Pursuant to the lease, Thomas Equipment 2004 Inc. has the right at any time prior to the expiration of the lease term to purchase the leased properties for $6,026 being their net book value as at September 30, 2004. In addition, the Company has a right to force Thomas Equipment 2004 Inc. to purchase the leased properties at the expiration of the lease for the same amount.

Thomas Equipment Limited
Notes to Consolidated Interim Financial Statements
(Unaudited)
For the three months ended September 30, 2004
--------------------------------------------------------------------------------

(in thousands of Canadian dollars, except per share amounts)


9     Foreign exchange contracts

      The Company enters into contracts to purchase or sell foreign currencies in order to convert foreign liabilities or revenues into domestic currencies. In each case there is a known or highly expected foreign exchange revenue or liability, which if left unhedged would create a foreign currency exposure.

      The Company elected not to apply the optional hedge accounting provisions prescribed by AcG 13. In accordance with the transition requirements of AcG 13, hedge accounting that has been applied in previous years is not reversed and a $1,351 net loss that was previously not recognized in relation to hedges of anticipated transactions was recorded on July 1, 2003 and continues to be deferred and carried forward for subsequent recognition in income in the same periods as the corresponding hedged foreign currency denominated items. At September 30, 2004, there was a net deferred loss of $1,193 in relation to these contracts. Subsequent to the transition date, the Company is recognizing all forward foreign exchange contracts at fair value with changes in fair value arising after the transition date recognized in foreign exchange gains and losses in income in accordance with EIC 128. A corresponding $1,537 financial asset ($859 short-term and $678 long-term) has been recognized at September 30, 2004. Subsequent to the sale of the Company's business (note 8), the Company liquidated its outstanding foreign exchange contracts which resulted in a realized gain of $2,810.